UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   January 19, 2005

CNS, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

0-16612	41-1580270

(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Smetana Lane Eden Prairie, MN	55344

(Address Of Principal Executive Offices)	(Zip Code)

(952) 229-1500

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Pursuant to Item 2.02 of Form 8-K, Disclosure of Results of Operations and Financial Condition, CNS, Inc. (the “Company”) hereby furnishes a press release, issued on January 20, 2005, disclosing material non-public information regarding its results of operations for the quarter ended December 31, 2004.

ITEM 8.01    OTHER EVENTS

On January 19, 2005, the Company issued a press release, attached hereto as Exhibit 99.1, announcing a five cent per share quarterly dividend payable March 4, 2005 to shareholders of record as of February 18, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Press Release issued on January 19, 2005.
99.2	Press Release issued on January 20, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC.

By: /s/ Marti Morfitt
Marti Morfitt
President and Chief Executive Officer

Date: January 20, 2005